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                                                                    Exhibit 99.2

             AMERICAN RESIDENTIAL SERVICES, INC. AND SUBSIDIARIES
             PRO FORMA COMBINED SEPTEMBER 30, 1998 BALANCE SHEETS
                                (In Thousands)
                                  (UNAUDITED)

                    ASSETS                         ARS AND         T.A.             SUBSEQUENT                       AS
                                                SUBSIDIARIES      BEACH            ACQUISITIONS  ADJUSTMENTS      ADJUSTED
                                                ------------      ------           ------------  -----------      --------
CURRENT ASSETS:
     Cash and cash equivalents                      $  2,929      $2,202                 $  283           --      $  5,414
     Accounts receivable
          Trade, net of allowance                     67,366       6,192                  4,988          (50)       78,496
          Other                                        7,038          23                      1          (23)        7,039
      Costs and estimated earnings
          in excess of billings on
          uncompleted contracts                        8,602         408                    357           --         9,367
       Inventories                                    16,001          27                    223           --        16,251
       Prepaid expenses and other
          current assets                               7,504          80                     26           --         7,610
                                                    --------      ------                 ------      -------      --------
              Total  current assets                 $109,440       8,932                  5,878          (73)     $124,177

PROPERTY AND EQUIPMENT, net                           33,237         376                    275           --        33,888
GOODWILL, net                                        224,480          --                     --        7,777 (a)   232,257
OTHER NONCURRENT ASSETS                                8,214         133                     17           --         8,364
                                                    --------      ------                 ------      -------      --------

               Total assets                         $375,571      $9,441                 $6,170      $ 7,704      $398,686
                                                    ========      ======                 ======      =======      ========

              LIABILITIES AND
           STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Current maturities of long-term debt         $    953      $  348                 $  120          --       $  1,421
       Accounts payable and accrued
           liabilities                                59,621       5,460                  2,392          --         67,473
       Unearned revenue on service and
           warranty contracts                          6,816          --                     --          --          6,816
       Billings in excess of costs and
           estimated earnings on uncompleted
           contracts                                   5,059       2,320                    239          (23)        7,595
                                                    --------      ------                 ------      -------      --------
            Total current liabilities                 72,449       8,128                  2,751          (23)       83,305
LONG-TERM DEBT, net of current
  maturities                                         158,525         226                    135        8,049 (a)   166,935
CONVERTIBLE SUBORDINATED NOTES                            --          --                     --        4,000 (a)     4,000
UNEARNED REVENUE ON EXTENDED
       WARRANTY CONTRACTS                                376          --                     --           --           376
COMMITMENTS AND CONTINGENCIES
DEFERRED INCOME TAXES                                     --          11                     38           --            49
STOCKHOLDERS' EQUITY:
       Common Stock                                      16           10                     13          (23)           16
       Additional paid-in capital                   158,362           --                     --           --       158,362
        Retained earnings (deficit)                  (14,357)      1,066                  3,233       (4,299)      (14,357)
                                                    --------      ------                 ------      -------      --------

              Total stockholders' equity             144,021       1,076                  3,246       (4,322)      144,021
                                                    --------      ------                 ------      -------      --------
                   Total liabilities and
                    stockholders' equity            $375,371      $9,441                 $6,170      $ 7,704      $398,686
                                                    ========      ======                 ======      =======      ========

 See accompanying notes to unaudited pro forma combined financial statements.